INDEPENDENT DIRECTOR SERVICE AGREEMENT This INDEPENDENT DIRECTOR SERVICE AGREEMENT (this “Agreement”) is made as of December 23, 2024 (the “Effective Date”) by and between ModivCare Inc., a Delaware corporation, (the “Company”), on the one hand, and Craig A. Barbarosh, an individual (the “Director”), on the other hand. Each of the Company and the Director individually may be referred to as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, Director has no prior affiliation or relationship, direct or indirect, with the Company or its subsidiaries, and, therefore, is capable of being an independent and disinterested director of the Company. WHEREAS, the Company desires and has requested that Director serve as an independent and disinterested director of the Board of Directors of the Company (the “Board”), a member of the Transaction Committee (as defined below), and a member of the Audit Committee of the Board (the “Audit Committee”). WHEREAS, the Company and Director are entering into this Agreement to induce Director to serve in the capacities set forth above and to set forth certain understandings between the parties. NOW, THEREFORE, based on the foregoing premises, and for good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the Parties hereto agree as follows: 1. Acknowledgement and Acceptance. The Director hereby acknowledges and accepts his appointment as the independent director of the Company. The Parties agree that the Director’s appointment was effective as of the Effective Date. The Director agrees to serve as an independent director of the Company, subject to the terms of this Agreement. 2. Term. The term of this Agreement shall expire on the date that is twelve (12) months following the Effective Date (such period of time, the “Initial Term”); which may be extended by majority vote of the Board; provided, however, that Director may resign at any time, or be removed at any time to the extent permitted by the Organizational Documents, and in each case this Agreement shall terminate as of the date of such resignation or removal, except as specifically provided herein. Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

1 3. Responsibilities of the Director. (a) The Director shall perform such duties as shall be usual and customary for independent directors and shall also perform those duties and fulfill those obligations as set forth in this Agreement and the Action by Unanimous Written Consent of the Board of Directors of ModivCare Inc., dated December 23, 2024 (the “Resolutions”). (b) The Parties hereto acknowledge and agree that Director is being engaged to serve as an independent and disinterested director of the Company, a member of the special committee of the Board established pursuant to the Resolutions (the “Transaction Committee”), and a member of the Audit Committee (and such other committees of the Board as may be requested by the Company and agreed to by the Director) only and is not being engaged to serve, and shall not serve, the Company in any other capacity. (c) The Director represents that, to the best of the Director’s knowledge, information, and belief, (i) the Director has not previously served as legal counsel or other advisor to the Company, (ii) the Director holds no claim against or equity interest in the Company, and (iii) the Director is not currently serving as legal counsel or other advisor to any person or entity in connection with a matter in which that person or entity has an adverse interest to the Company. 4. Compensation/Expenses. (a) In consideration of the Director’s services, the Company shall pay the Director a fee of $40,000 per month for the Term of this Agreement; provided that in addition, Director shall be compensated on a “per diem” basis at a rate of $7,500 in cash, payable monthly in arrears upon submission by Director of a written invoice, for days on which Director devotes more than four (4) hours of Director’s time, outside of Board meetings, for meetings or activities outside the scope of normal Board duties, including preparation for and/or attending depositions and hearings, meeting with Company management or external auditors, or other activities deemed necessary or desirable by the Board or Director. The initial monthly fee for December 2024 (pro-rated for the number of days from the Effective Date through December 31, 2024) and pre-payment of the monthly fee for January 2025 shall be paid within two (2) business days of the Effective Date. All subsequent monthly fees shall be paid on the first (1st) day of each calendar month thereafter commencing on February 1, 2025, and continuing each month thereafter during the Term of this Agreement as set forth herein. Each monthly payment shall be deemed earned by the Director on the due date for such payment. (b) The Company shall promptly reimburse the Director for all reasonable and necessary out-of-pocket expenses and disbursements incurred in carrying out his duties and responsibilities as an independent director (including with respect to his duties and responsibilities under this Agreement), including reasonable attorneys’ fees and costs and all other amounts under Section 7 herein; provided, that Director shall obtain preapproval from the Company prior to incurring any Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

2 individual expense in excess of $5,000. (c) The Director shall have the right to retain, at the sole expense of the Company, independent counsel and advisors to advise on matters relating to this engagement and the Director’s service as an independent director; provided, that Director shall not incur attorneys’ fees or costs in excess of $5,000 without the preapproval of the Company unless Director shall have determined the retention of separate counsel is necessary due to a conflict of interest. In the event of a Bankruptcy Case (as defined below), the Company will seek the retention and compensation of such counsel and advisors pursuant to sections 327(a) or (e), as applicable, and 328 of the Bankruptcy Code. (d) The Parties agree that the Director will be treated as an independent contractor, and that this Agreement shall not create the relationship of employee and employer between the Director and the Company. (i) The Director agrees that the Director will be solely responsible for the payment of all taxes owed by the Director, including any required payments of estimated taxes, with respect to all amounts paid to the Director under the terms of this Agreement. Except with respect to benefits under any insurance policy (including directors’ and officers’ insurance) of the Company, the Director shall not be entitled to any employment benefits provided to the employees of the Company, including, paid leave or retirement benefits. (ii) The Parties agree that the Company will file all information returns required to be filed with all applicable governmental agencies in connection with all fees and expenses paid to Director for each year or portion thereof during Term. For this purpose, the Director shall provide a certification of the Director’s social security number to the Company on Internal Revenue Service Form W-9 prior to any payment of fees to the Director. The Company shall deliver to the Director no later than the date prescribed by applicable law copies of all information returns filed by the Company with any federal, state or local taxing authority with respect to payments made to the Director under this Agreement. (iii) The Parties agree that if any law is enacted after the Effective Date that requires withholding of taxes or other amounts in connection with any payments to the Director under this Agreement, the Director will execute any forms or other instruments and take all actions that may be necessary in order to permit any such required withholding and the Company shall be permitted to withhold such amounts from any payments to the Director. (e) In the event of a bankruptcy proceeding under the United States Bankruptcy Code in which the Company or any of its subsidiaries is a debtor (referred to herein as a “Bankruptcy Case”), and to the extent that amounts paid under this Section 4 are paid from any unencumbered assets of the Company, the amounts shall be paid on a pro rata basis with all other administrative expenses against that Company’s estate that are paid from any such Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

3 unencumbered assets. Notwithstanding the foregoing, nothing contained herein shall be construed to in any way modify or amend the Company’s continuing obligation to timely make the payments set forth in Sections 4(a) and (b) and Section 7 herein. 5. Confidential Treatment of Company Confidential Information. In consideration of the Company’s disclosure to the Director of information that is confidential to the Company (“Confidential Information”), the Director agrees that this Agreement will apply to all information, in any form whatsoever, disclosed or made available by the Company or its representatives to the Director concerning the Company; provided, however, that “Confidential Information” does not include information that (i) is already lawfully known to the Director at the time of its disclosure to the Director by the Company, (ii) is or becomes generally available to the public, other than as a result of a breach of the Director’s obligations hereunder, (iii) is lawfully disclosed to the Director by a third party which is not, to the Director’s knowledge, subject to a confidentiality agreement with the Company, (iv) is obtained by the Director through subpoena, discovery, or other legal proceedings, (v) the Company and the Director agree in writing is not Confidential Information or (vi) was independently developed by the Director without use of the Confidential Information. Except as otherwise provided herein, the Director agrees at all times during the Term through the first anniversary of the expiration of the Term: (i) to hold Confidential Information in strict confidence (ii) not to disclose Confidential Information to any third parties; and (iii) not to use any Confidential Information for any purpose except for the purpose of the Director’s services to the Company. The Director may disclose the Confidential Information to its agents, advisors, affiliates and representatives with a bona fide need to know (“Representatives”), but only to the extent necessary for the Director’s services to the Company or as necessary to enforce its rights under this Agreement. The Director agrees to instruct all such Representatives not to disclose such Confidential Information to third parties without the prior written permission of the Company. The Director will, at all times, remain liable under the terms of this Agreement for any unauthorized disclosure or use by any of its Representatives of Confidential Information provided to such Representatives by the Director. 6. Exempted Disclosure. The foregoing restriction on the use and nondisclosure of Confidential Information will not include information which is required or requested to be disclosed pursuant to judicial, regulatory or administrative process or court order (including in connection with a Bankruptcy Case), provided, that to the extent permitted by law, rule or regulation and reasonably practicable under the circumstances, the Director gives the Company prompt notice of such required disclosure so that the Company may, at the Company’s sole expense, challenge the same, provided further, that no notice to the Company shall be required where the disclosures being made by the Director are in connection with a Bankruptcy Case. 7. Indemnification. In the event that the Director becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including members, stockholders, investors, employees or creditors of the Company or any of its affiliates, in Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

4 connection with or as a result of the Director’s service as a director of the Company or otherwise hereunder, the Company will advance to and reimburse the Director for his reasonable, documented legal and other expenses (including any reasonable retainer of outside counsel of Director’s choice and the cost of any investigation and preparation) incurred in connection therewith provided, however, that if it is found in a final and non-appealable judgment by a court of competent jurisdiction that any loss, claim, damage or liability of the Director has resulted from the gross negligence, willful misconduct or bad faith of the Director, the Director shall repay such portion of the reimbursed amounts that is attributable to expenses incurred in relation to the act or omission of the Director which is the subject of such finding. The Company also will indemnify and hold the Director harmless against any and all losses, claims, damages or liabilities to any person in connection with or as a result of the Director’s service as a director of the Company or otherwise hereunder, except to the extent that any such loss, claim, damage or liability is found, in a final and non-appealable judgment by a court of competent jurisdiction, to have resulted from the gross negligence, willful misconduct or bad faith of the Director. The provisions of this Section 7 are in addition to the Director’s rights and protections under the Company’s by-laws and standard indemnification provisions in favor of directors. 8. Insurance. At all times during the Term, the Company shall have in force directors and officers liability insurance from an insurance carrier with an A.M. Best rating of (A-) or higher, in an amount and scope reasonable and customary for companies that are engaged in business similar to that of the Company and are reasonably acceptable to the Director (the “Continuing Policy”) that includes “Side A DIC” coverage in an amount reasonably acceptable to Director and naming the Director as the sole insured under the policy and “Side A” coverage insuring directors and officers for claims against such directors and officers by reason of acts or omissions in their respective capacities as directors and officers, as applicable, including, without limitation, liabilities under securities laws or otherwise, whether claimed by a governmental unit or agency or private party, person, or entity. Upon notice from the Director that the Director is resigning from the Board (or substantially concurrently with the Director’s removal, if the Director is removed from the Board), the Company shall obtain, maintain and fully pay for irrevocable “tail” insurance policies covering the Director as an insured person with a claims period of at least six (6) years from the date which Director ceases to be a director of the Company, with respect to matters existing or occurring at or prior to such date (the “Tail Policy” and collectively, with the Continuing Policy, the “Insurance Policies”). The Company shall not cancel or change the Insurance Policies in any respect that would be adverse to the Director. The Company shall ensure that the Director meets the definition of an “Insured Person” under the Insurance Policies. The cost of the Insurance Policies shall be borne solely by the Company. 9. Limitation of Liability. Director shall not be liable to the Company or the Board, or any party asserting claims on behalf of the Company or Board, except for direct damages found in a final determination to be the direct result of the gross negligence, bad faith, self-dealing or intentional misconduct of the Director. Director shall not be liable for incidental, consequential or Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

5 special damages, lost profits, lost data, reputational damages, punitive damages, or other similar damages under any circumstances, even if Director has been advised of the possibility of such damages. Director’s aggregate liability, whether in tort, contract or otherwise, is expressly limited to the amount of fees paid to Director for services under this Agreement (or if the claim arises from an amendment to this Agreement, under the applicable amendment) (the “Liability Cap”). Nothing in this Agreement, including the Liability Cap, shall be deemed to limit or exclude Director’s liability to the extent such claim cannot be capped or limited by applicable law. 10. Notices. All notices, consents, waivers, agreements or other communications hereunder shall be deemed effective or to have been duly given and made only if in writing and if (a) served by personal delivery upon the Party for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, (c) delivered by overnight courier or (d) sent by email transmission, in each case, to such Party at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Party: To the Company: ModivCare Inc. Attn: Faisal Khan Senior Vice President, General Counsel, and Secretary 6900 E Layton Ave, 12th Floor Denver, CO 80237 Email: Faisal.Khan@modivcare.com To the Director: Craig A. Barbarosh 11. Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Director, or in the case of a waiver, by the Party against whom such waiver is intended to be effective, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

6 12. Assignment; No Third-Party Beneficiaries. This Agreement is for the benefit of the Parties and their respective successors, legal representatives and permitted assigns. Neither party may assign, in whole or in part (whether by operation of law or otherwise), this Agreement or any of its rights or obligations under this Agreement without the other Party’s prior written approval, and any assignment or delegation without such prior written consent shall be null and void ab initio. This Agreement shall not confer any benefits, rights or remedies of any nature whatsoever upon any person or entity other than the Parties and their respective successors and permitted assigns. 13. Entire Agreement. This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. 14. Governing Law; Selection of Forum; Submission to Jurisdiction. This Agreement, and any matter or dispute arising out of or related to this Agreement, shall be construed by, subject to and governed in accordance with the internal laws of the State of Delaware without giving effect to conflict of laws or other principles that may result in the application of laws other than the internal laws of the State of Delaware. Upon commencement of a Bankruptcy Case, any legal action or proceeding with respect to this Agreement may be brought in the United States Bankruptcy Court in the District where the Bankruptcy Case is pending, and, by execution and delivery of this Agreement, each Party irrevocably consents to the service of process outside the territorial jurisdiction of such courts in any such action or proceeding, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by applicable law. Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each Party (i) certifies that no representative, agent or attorney of any Party has represented, expressly or otherwise, that such Party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 14. 15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of the other provisions hereof. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

7 of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to subject, activity, duration, or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law. 16. Headings. The titles and subtitles used in this Agreement are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof. 17. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (.pdf)) for the convenience of the Parties hereto, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. No signature page to this Agreement evidencing a party’s execution hereof shall be deemed to be delivered by such Party to any other Party hereto until such delivering Party has received signature pages from all Parties signatory to this Agreement. 18. Survivability. Notwithstanding anything to the contrary hereto, Sections 5-17 and this Section 18 shall survive the termination of this Agreement. * * * Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46

[Signature Page to Independent Director Service Agreement] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written. COMPANY: ModivCare Inc. By: _________________________________ Name: Faisal Khan Title: Senior Vice President, General Counsel, and Secretary DIRECTOR: By: _________________________________ Name: Craig A. Barbarosh Docusign Envelope ID: 408D7487-E250-4EA1-A02E-2CC00FDF98CB

[Signature Page to Independent Director Service Agreement] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written. COMPANY: ModivCare Inc. By: _________________________________ Name: Faisal Khan Title: Senior Vice President, General Counsel, and Secretary DIRECTOR: By: _________________________________ Name: Craig A. Barbarosh Docusign Envelope ID: 7EB41968-C564-4A5A-A443-EE75629E1D46